SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 03/25/97
                        (Date of earliest event reported)


                   Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
                                  (Registrant)

Date:  03/25/97

  By:
  Name Vaneta Bernard
Title: Assistant Vice President
State Street Bank and Trust Company
as Trustee

Lehman Structured Securities Corporation
Commercial Mortgage Pass-Through Certificates
Series 1996-1
Report to Certificateholders for Payment Date:              March 25, 1997

Payment Summary

                       Interest      Interest       Principal       Interest       Ending Balance
Class    CUSIP         Rate          Type           Distribution    Distribution   Factor
E-1    52518RAA4       0.0799500     Fixed          0.00472         6.53044        0.97545809
E-2    52518RAB2       0.0799500     Fixed          0.00472         6.53044        0.97545809
R      N/A             0.0000000     N/A            0.00000         0.00000        0.00000000

       Scheduled       ** Principal  Interest       Interest    Total
Class  Principal       Adjustments   Payable        Adjustments Payable
E-1    0.00            139,639.82    193,165.69     0.00        332,805.51
E-2    0.00            170,670.89    236,091.40     0.00        406,762.29
R      0.00            0.00          0.00           0.00        0.00
Total  0.00            310,310.71    429,257.09     0.00        739,567.80
** Excess Collateral Interest paid as Principal to the Underlying Certificates

                                                    Net
         Beginning     Scheduled     ** Principal   Liquidation Underlying         Realized        Ending
Class    Balance       Principal     Adjustments    Proceeds    Deferred Interest  Losses          Balance
E-1    28,992,974.30   0.00          139,639.82     0.00        0.00               0.00            28,853,334.48
E-2    35,435,857.48   0.00          170,670.89     0.00        0.00               0.00            35,265,186.59
R      0.00            0.00          0.00           0.00        0.00               0.00            0.00
Total  64,428,831.78   0.00          310,310.71     0.00        0.00               0.00            64,118,521.07
** Excess Collateral Interest paid as Principal to the Underlying Certificates


                                    Optional     Net
         Scheduled     **Principal  Principal    Liquidation                    Net Principal
Class    Principal     Adjustment   Payments     Proceeds     Curtailments      Distribution
E-1    0.00            139,639.82   0.00         0.00         0.00              139,639.82
E-2    0.00            170,670.89   0.00         0.00         0.00              170,670.89
R      0.00            0.00         0.00         0.00         0.00              0.00
Total  0.00            310,310.71   0.00         0.00         0.00              310,310.71
** Excess Collateral Interest paid as Principal to the Underlying Certificates



       Interest        Interest     Interest     Net Interest
Class  Payable         Advance      Shortfall    Distribution
E-1    193,165.69      0.00         0.00         193,165.69
E-2    236,091.40      0.00         0.00         236,091.40
R      0.00            0.00         0.00         0.00
Total  429,257.09      0.00         0.00         429,257.09


                                    Optional     Net
       Scheduled       **Principal  Principal    Liquidation                     Net Principal
Class  Principal       Adjustment   Payments     Proceeds     Curtailments       Distribution
E-1    0.00000         0.00472      0.00000      0.00000      0.00000            0.00472
E-2    0.00000         0.00472      0.00000      0.00000      0.00000            0.00472
R      0.00000         0.00000      0.00000      0.00000      0.00000            0.00000
** Excess Collateral Interest paid as Principal to the Underlying Certificates


       Interest        Interest     Interest     Net Interest
Class  Payable         Advance      Shortfall    Distribution
E-1    6.53044         0.00000      0.00         6.53044
E-2    6.53044         0.00000      0.00         6.53044
R      0.00000         0.00000      0.00         0.00000

Trustee Fee                                                  268.45